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                                                                   Exhibit 10.45

                            LIFELINE SYSTEMS, INC.

                               SECOND AMENDMENT

                         TO REVOLVING CREDIT AGREEMENT

     This Second Amendment (this "Amendment") dated as of December 31, 1997
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amends the Revolving Credit Agreement dated as of November 30, 1995, as amended by the First Amendment to Revolving Credit Agreement dated as of November 29, 1996 (as so amended, the "Credit Agreement"), between LIFELINE SYSTEMS, INC.
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(the "Company") and BANKBOSTON, N.A., (formerly known as THE FIRST NATIONAL BANK
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OF BOSTON) (the "Bank").  Capitalized terms used herein but not otherwise
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defined shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Company and the Bank have executed the Credit Agreement providing for a committed revolving credit facility for borrowings by the Company in amounts up to $4,000,000; and

     WHEREAS, the Bank and the Company wish to amend the Credit Agreement to extend the maturity of the revolving credit facility, on the terms and conditions set forth below;

     NOW, THEREFORE, the Bank and the Company agree as follows:

     Section 1.  Amendment to the Credit Agreement.  The definition of
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"Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby
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amended by deleting the date "December 31, 1997" set forth therein and substituting therefor the date "March 31, 1998".

     Section 2.  Representations and Warranties.  To induce the Bank to enter
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into this Amendment, the Company represents and warrants as follows:

     (a) The execution and delivery of this Amendment and the performance of the Credit Agreement as amended hereby and the transactions contemplated hereby are within the corporate power and authority of the Company and have been authorized by all necessary corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Company, (b) contravene any provision of the charter documents or by-laws of the Company or any law, rule or regulation applicable to the Company, (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Company, or
(d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Company.

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     (b) This Amendment, the Credit Agreement as amended hereby and the Note and all of their respective terms and provisions are the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The execution and delivery by the Company of this Amendment and the performance by the Company of the Credit Agreement as amended hereby and the Note and the transactions contemplated herein and therein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     Section 3.  Conditions to Effectiveness.  The effectiveness of this
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Amendment is conditioned on the following:

     (a) the Company and the Bank shall each have executed and delivered a counterpart of this Amendment;

     (b) the Company shall have delivered to the Bank a certificate of the Clerk or an Assistant Clerk of the Company with respect to resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance of the Credit Agreement as amended hereby by the Company and identifying the officers authorized to execute, deliver and take all other actions required hereunder and thereunder, and providing specimen signatures of such officers; provided that this condition shall be satisfied if such certificate is delivered not later than February 6, 1998;

     (c) the representations and warranties contained in Section 2 of this Amendment and Section IV of the Credit Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof except representations which speak as to a specific date and changes not in violation of the Credit Agreement; and

     (d) no Default under the Credit Agreement shall have occurred and is continuing.

     Section 4.  Miscellaneous.
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     (a) On and after the date hereof, each reference in the Credit Agreement to
"this Agreement" or words of like import shall mean and be deemed to be a reference to the Credit Agreement as amended hereby.

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     (b) Except as amended and modified hereby, the Credit Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

     (c) This Amendment and the modifications to the Credit Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.

                           LIFELINE SYSTEMS, INC.


                           By: ____________________________________
                               Title:


                           BANKBOSTON, N.A.


                           By: _____________________________________
                               Title:

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